                                                                    EXHIBIT 99.1



                                    FORM OF
                             LETTER OF TRANSMITTAL

                                   TO TENDER
                          PASS THROUGH CERTIFICATES,
              SERIES 1995-A1 THROUGH 1995-A6 OF MOBIL CORPORATION
                                IN EXCHANGE FOR
           PASS THROUGH CERTIFICATES, SERIES 1995-B1 THROUGH 1995-B6

             PURSUANT TO THE PROSPECTUS DATED ______________, 1996


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________ ___, 1996, UNLESS EXTENDED.


  To:  First Security Bank of Utah, National Asssocation, the Exchange Agent

          By Registered or Certified Mail, Overnight Courier or Hand:

               First Security Bank of Utah, National Asssocation
               79 South Main Street
               Salt Lake City, Utah  84111


                                      or

     By Facsimile:                                     Confirm by Telephone:
     801-246-5053                                      801-246-5630

     Attention: Brett R. King


          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

          The undersigned acknowledges receipt of the Prospectus dated __________________, 1996 (the "Prospectus") of Mobil Corporation ("Mobil") and Mobil G.B. 388 Finance Inc. ("MGB") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe Mobil's and MGB's offer (the "Exchange Offer") to cause the First Security Bank of Utah, National Association (the "Pass Through Trustee") to exchange the Pass Through Certificates, Series 1995-B1 through 1995-B6 (the "New Certificates"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a registration statement on Form S-4 filed by Mobil and MGB (together with any amendments thereto, the "Registration Statement"), for a like principal amount of issued and outstanding Pass Through Certificates, Series 1995-A1 through 1995-A6 (the "Old Certificates") of which an aggregate of $92,185,000 in principal amount is outstanding. Certificateholders may tender some or all of their Old Certificates pursuant to the Exchange Offer. However, Old Certificates may be tendered only in integral multiples of $1,000. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on the date that is 60 days after the date upon which notice of effectiveness of the Registration Statement is mailed to holders of Old Certificates, unless Mobil and MGB, in their sole discretion, extend the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Although Mobil and MGB have no current intention to extend the Exchange Offer, Mobil and MGB reserve the right to extend the Exchange Offer at any time and from time to time by giving oral or written notice to the Exchange Agent and by timely public announcement communicated, unless otherwise required by applicable law or regulation, by making a release to the Dow Jones News Service. During any extension of the Exchange Offer, all Old Certificates previously tendered pursuant to the Exchange Offer and not withdrawn will remain subject to the Exchange Offer. Mobil and MGB expressly reserve the right (i) to terminate the Exchange Offer and to cause the Pass Through Trustee not to accept for exchange any Old Certificates if any of the events set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer" shall have occurred and shall not have been waived by Mobil and MGB and (ii) to amend the terms of the Exchange Offer in any manner.

          Unless the context requires otherwise, the term "Certificateholder" with respect to the Exchange Offer means any person in whose name Old Certificates are registered on the books of the Pass Through Trustee or any other person who has obtained a properly completed bond power from the registered certificateholder, or any person whose Old Certificates are held of record by DTC who desires to deliver such Old Certificates by book-entry transfer at DTC. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

          This Letter of Transmittal is to be used by Certificateholders of Old Certificates if (i) certificates representing the Old Certificates are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Old Certificates is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Certificates or (iii) tender of the Old Certificates is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

          If Certificateholders desire to tender Old Certificates pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, the Old Certificates or other required documents to reach the Exchange Agent prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Certificateholders may effect a tender of such Certificates in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." See Instruction 2 below.

          The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Certificateholders who wish to tender their Old Certificates must complete this Letter of Transmittal in its entirety.

[__] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:______________________________________________

Account Number:_____________________________________________________________

Transaction Code Number:____________________________________________________

Principal Amount of Tendered Old Certificates_______________________________

[__] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

Name of Registered Certificateholder(s):____________________________________

Window Ticket No. (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_________________________

Name of Eligible Institution
that Guaranteed Delivery:___________________________________________________

If Delivered by Book-Entry
Transfer, the Account Number:_______________________________________________

Transaction Code Number:____________________________________________________

[__] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:_______________________________________________________________________

Address:____________________________________________________________________

____________________________________________________________________________

Attention:__________________________________________________________________

               Listed below are the Old Certificates to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Certificates should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1

________________________________________________________________________________


           DESCRIPTION OF PASS THROUGH CERTIFICATES, SERIES 1995-A1
                              THROUGH 1995-A6*

                                                                   PRINCIPAL
                                                AGGREGATE           AMOUNT
   NAME(S) AND ADDRESS(ES)                      PRINCIPAL       TENDERED (MUST
       OF REGISTERED                              AMOUNT        BE AN INTEGRAL
    CERTIFICATEHOLDER(S)       CERTIFICATE    REPRESENTED BY      MULTIPLE OF
 (PLEASE FILL IN, IF BLANK)     NUMBER(S)     CERTIFICATE(S)       $1,000)**
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                            TOTAL

- --------------------------------------------------------------------------------

* Need not be completed by Certificateholders tendering by book-entry transfer.

** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Certificateholder of Pass Through Certificates, Series 1995-A1 through 1995-A6 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."


If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of Pass Through Certificates, Series 1995-A1 through 1995-A6. All tenders must be in integral multiples of $1,000.

                                     Box 2

SPECIAL REGISTRATION INSTRUCTIONS (SEE INSTRUCTIONS 4, 5 and 6)

   To be completed ONLY if Old Certificates in a principal amount not tendered, or New Certificates issued in exchange for Old Certificates accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name:___________________________________________________________________________
       (Please Print)

Address:________________________________________________________________________


________________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
                        (Tax Indemnification or Social
                               Security Number)

                                     Box 3

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 4, 5 and 6)

   To be completed ONLY if Old Certificates in a principal amount not tendered, or New Certificates issued in exchange for Old Certificates accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name:___________________________________________________________________________
       (Please Print)

Address:________________________________________________________________________


________________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
                        (Tax Indemnification or Social
                               Security Number)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

          Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Pass Through Trustee the principal amount of Old Certificates indicated above.

          Subject to and effective upon the acceptance for exchange of the principal amount of Old Certificates tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Pass Through Trustee all right, title and interest in and to the Old Certificates tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Mobil Corporation, a Delaware corporation ("Mobil") and Mobil G.B. 388 Finance Inc., a Delaware corporation ("MGB")) with respect to the tendered Old Certificates with the full power of substitution to (i) present such Old Certificates and all evidences of transfer and authenticity to, or transfer ownership of, such Old Certificates on the account books maintained by DTC to, or upon, the order of, Mobil and MGB,
(ii) deliver certificates for such Old Certificates to Mobil and MGB and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Mobil and MGB and (iii) present such Old Certificates for transfer on the books of the Pass Through Trustee and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Certificates, all in accordance with the terms of the Exchange Offer.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Certificates tendered hereby and that the Pass Through Trustee will acquire good, and valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Pass Through Trustee. By tendering in the Exchange Offer, each Certificateholder of Old Certificates represents to Mobil, MGB and the Pass Through Trustee that (i) the New Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Certificates, whether or not such person is such Certificateholder, (ii) neither the Certificateholder of Old Certificates nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Certificates, (iii) such Certificateholder is not engaging in or intending to engage in the distribution of the New Certificates and (iv) neither the Certificateholder nor any such other person is an "affiliate" of Mobil or MGB within the meaning of Rule 405 under the Securities Act or, if such Certificateholder is an "affiliate," that such Certificateholder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Certificateholder is a broker-dealer (whether or not it is also an "affiliate") that will receive New Certificates for its own account in exchange for Old Certificates, it represents that the Old Certificates to be exchanged for the New Certificates were acquired by it as a result of marketing-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Certificates. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Certificates, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the New Certificates must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Certificates and cannot rely on the position of the staff of the Commission enunciated in no-action letters and
(b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by Mobil or MGB.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, Mobil or MGB to be necessary or desirable to complete the assignment, transfer and purchase of the Old Certificates tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Certificates.

          The undersigned hereby acknowledges receipt of the Prospectus.

          For purposes of the Exchange Offer, the Pass Through Trustee shall be deemed to have accepted validly tendered Old Certificates when, as and if Mobil or MGB has given oral or written notice thereof to the Exchange Agent.

          If any Old Certificates tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Certificates will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

          The undersigned understands that tenders of Old Certificates pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement among the undersigned, Mobil, MGB and the Pass Through Trustee upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

          Unless indicated in Box 2 under "Special Registration Instructions" or otherwise directed, please issue the certificates or electronic transfers representing the New Certificates issued in exchange for the Old Certificates accepted for exchange and any certificates and electronic transfers for Old Certificates not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the New Certificates, if any, issued in exchange for the Old Certificates accepted for exchange and any Old Certificates not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the New Certificates, if any, issued in exchange for the Old Certificates accepted for exchange in the name(s) of, and return any Old Certificates not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that Mobil and MGB have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to cause the Pass Through Trustee to transfer any Old Certificates from the name of the registered Certificateholder(s) thereof if Mobil and MGB do not accept for exchange any of the Old Certificates so tendered.

          Certificateholders who wish to tender the Old Certificates and (i) whose Old Certificates are not immediately available or (ii) who cannot deliver the Old Certificates, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Certificates according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

          The Exchange Offer is subject to certain customary conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Mobil and MGB), as more particularly set forth in the Prospectus, Mobil and MGB may not be required to cause the Pass Through Trustee to exchange any of the Old Certificates tendered hereby and, in such event, the Old Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

                        PLEASE SIGN HERE WHETHER OR NOT
             OLD CERTIFICATES ARE BEING PHYSICALLY TENDERED HEREBY


x
- --------------------------------------------------      ________________________

                                                        Date
x
- --------------------------------------------------      ________________________

                                                        Date


Area Code and Telephone Number:___________________________________


          The above lines must be signed by the registered certificateholder(s) exactly as their name(s) appear(s) on the Old Certificates or by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Old Certificates, or by person(s) authorized to become registered certificateholder(s) by a properly completed bond power from the registered certificateholder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Certificates to which this Letter of Transmittal relate are held of record by two or more joint certificateholders, then all such certificateholders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) submit evidence satisfactory to Mobil and MGB of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):_________________________________
               (Please Print)

Capacity:________________________________

Address:_________________________________
              (Include Zip Code)

                              SIGNATURE GUARANTEE

                        (If required by Instruction 5)
       Certain Signatures must be guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:_____________________________
                            (Authorized Signature)


________________________________________________________________________________

                                    (Title)


________________________________________________________________________________

                                (Name of Firm)


________________________________________________________________________________

                          (Address, Include Zip Code)


________________________________________________________________________________

                       (Area Code and Telephone Number)


________________________________________________________________________________




Dated:__________________________________________________________________________

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER



          1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. Tendered Old Certificates (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for tendered Old Certificates transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of Old Certificates and all other required documents is at the election and sole risk of the tendering Certificateholder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. No Letters of Transmittal or Old Certificates should be delivered to Mobil or MGB. In all cases, sufficient time should be allowed to assure timely delivery. Neither Mobil, MGB nor the Exchange Agent is under an obligation to notify any tendering Certificateholder of Mobil's and MGB's acceptance of tendered Old Certificates prior to the consummation of the Exchange Offer.

          2. GUARANTEED DELIVERY PROCEDURES. Certificateholders who wish to tender their Old Certificates but whose Old Certificates are not immediately available and who cannot deliver their Old Certificates (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Certificates according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

               (i) such tender must be made through an Eligible Institution, as defined below;

               (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Certificateholder and either a commercial bank or trust company located or having an office, branch, agency or correspondent in the United States, or by a member firm of a national securities exchange or of the National Association Securities Dealers, Inc. (any of the foregoing hereinafter referred to as an "Eligible Institution") a properly completed and duly executed Notice of Guaranteed Delivery or notice substantially equivalent thereto (by letter, telex, telegram or facsimile transmission) setting forth the name and address of the Certificateholder, the certificate number or numbers of the tendered Old Certificates, and the principal amount of tendered Old Certificates and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Certificates (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for Old Certificates transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

               (iii) such properly completed and executed Letter of Transmittal and the tendered Old Certificates in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with DTC for Old Certificates transferred electronically) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

          Any Certificateholder who wishes to tender Old Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery or notice substantially equivalent thereto relating to such Old Certificates prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Certificateholder who attempted to use the guaranteed delivery person.

          3. TENDER BY CERTIFICATEHOLDER. Only a Certificateholder of Old Certificates may tender such Old Certificates in the Exchange Offer. Any beneficial owner of Old Certificates who is not the registered Certificateholder and who wishes to tender should arrange with such Certificateholder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Certificates, either make appropriate arrangements to register ownership of the Old Certificates in such owner's name or obtain a properly completed bond power from the registered Certificateholder.

          4. PARTIAL TENDERS: WITHDRAWALS. Tenders of Old Certificates will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Certificates is tendered, the tendering certificateholder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Pass Through Certificates, Series 1995-A1 through 1995-A6" (Box 1) above. The entire principal amount of Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Certificates is not tendered, Old Certificates for the principal amount of Old Certificates not tendered and New Certificates exchanged for any Old Certificates tendered will be sent to the Certificateholder at his or her registered address (or transferred to the account of DTC designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

          Tenders of Old Certificates pursuant to the Exchange Offer are irrevocable, except that Old Certificates tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, unless previously accepted for exchange by Mobil and MGB. To be effective, a written, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Certificates to be withdrawn, the numbers of the Old Certificates to be withdrawn, the principal amount of Old Certificates delivered for exchange, a statement that such Certificateholder is withdrawing its election to have such Old Certificates exchanged and the name of the registered Certificateholder of such Old Certificates and must be signed by the Certificateholder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Mobil and MGB that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Certificates being withdrawn. The Exchange Agent will return the properly withdrawn Old Certificates promptly following receipt of notice of withdrawal. If Old Certificates have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Certificates or otherwise comply with DTC's procedures.

          5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Certificateholder(s) of the Old Certificates tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the tendered Old Certificates without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Certificates.

          If any of the tendered Old Certificates are owned of record by two or more joint owners, all such owners must sign this Letter or Transmittal. If any tendered Old Certificates are held in different names on several Old Certificates, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Certificates are held.

          If this Letter of Transmittal is signed by the registered Certificateholder, and New Certificates are to be issued and any untendered or unaccepted principal amount of Old Certificates are to be reissued or returned to the registered Certificateholder, then the registered Certificateholder need not and should not endorse any tendered Old Certificates nor provide a separate bond power. In any other case the registered Certificateholder must either properly endorse the Old Certificates tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered certificateholder(s) appear(s) on such Old Certificates, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Certificates, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

          If this Letter of Transmittal or any Old Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to Mobil, MGB and the Pass Through Trustee of their authority to so act must be submitted with this Letter of Transmittal.

          No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered certificateholder(s) of the Old Certificates tendered herewith (or by a participant in DTC who appears on a security position listing as the owner of the Old Certificates) and the issuance of New Certificates (and any Old Certificates not tendered or not accepted) are to be issued directly to such registered Certificateholder(s) (or, if signed by a participant in DTC, any New Certificates or Old Certificates not tendered or not accepted are to be deposited to such participant's account at DTC) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed or (ii) such Old Certificates are tendered for the account of an Eligible Institution.

          6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Certificateholders should indicate, in the applicable box, the name and address or account at DTC in which the New Certificates and/or substitute Old Certificates for principal amounts not tendered or not accepted for exchange are to be sent or deposited, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering certificateholders should complete the applicable box.

          If no such instructions are given, the New Certificates (and any Old Certificates not tendered or not accepted) will be issued in the name of and sent to the Certificateholder of the Old Certificates or deposited at such Certificateholders' account at DTC.

          7.   TRANSFER TAXES.   The amount of any such transfer taxes (whether
imposed on the registered Certificateholder or any other person) applicable to the transfer and exchange of Old Certificates will be the responsibility of the tendering Certificateholder.

          8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Certificateholder of any Old Certificates which are accepted for exchange must provide the Pass Through Trustee (as payer) with its correct taxpayer identification number ("TIN"), which, in the case of a Certificateholder who is an individual is his or her social security number. If the Pass Through Trustee is not provided with the correct TIN, the Certificateholder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Certificateholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

          To prevent backup withholding, each tendering Certificateholder must provide such Certificateholder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Certificateholder is awaiting a TIN) and that (i) the Certificateholder has not been notified by the Internal Revenue Service that such Certificateholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Certificateholder that such Certificateholder is no longer subject to backup withholding. If the Old Certificates are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

          The Pass Through Trustee reserves the right in its sole discretion to take whatever steps are necessary to comply with it's obligation regarding backup withholding.

          9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Certificates will be determined by Mobil and MGB, in their sole discretion, which determination will be final and binding. Mobil and MGB reserve the right to cause the Pass Through Trustee to reject any and all Old Certificates not validly tendered or any Old Certificates, acceptance of which would, in the opinion of Mobil and MGB or their counsel, be unlawful. Mobil and MGB also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Certificates as to any ineligibility of any Certificateholder who seeks to tender Old Certificates in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Mobil and MGB shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as Mobil and MGB shall determine. Mobil and MGB will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Certificates, but shall not incur any liability for failure to give such notification.

          10. WAIVER OF CONDITIONS. Mobil and MGB reserve the right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

          11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Certificates on transmittal of this Letter of Transmittal will be accepted.

          12. MUTILATED, LOST, STOLEN or DESTROYED OLD CERTIFICATES. Any tendering Certificateholder whose Old Certificates have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

          13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Certificateholders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

          14. ACCEPTANCE OF TENDERED OLD CERTIFICATES AND ISSUANCE OF NEW CERTIFICATES; RETURN OF OLD CERTIFICATES. Subject to the terms and conditions of the Exchange Offer, Mobil and MGB will cause the Pass Through Trustee to accept for exchange all validly tendered Old Certificates as soon as practicable after the Expiration Date and will issue New Certificates therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Pass Through Trustee shall be deemed to have accepted tendered Old Certificates on behalf of Mobil and MGB when, as and if Mobil or MGB has given written and oral notice thereof to such Exchange Agent. If any tendered Old Certificates are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Certificates will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at DTC designated above) or at a different address as may be indicated under "Special Delivery Instructions."

          15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

       PAYER'S NAME:  FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION

- ------------------------------------------------------------------------------------------------------------------------------------

                               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
- ------------------------------------------------------------------------------------------------------------------------------------
                                PLEASE PROVIDE YOUR TAXPAYER
                                IDENTIFICATION NUMBER IN THE BOX AT RIGHT
                                AND CERTIFY BY SIGNING AND DATING BELOW
SUBSTITUTE                                                                        __________________________________________________

                                                                                               (Social Security Number)
                                                                                           (Employer Identification Number)
                                ----------------------------------------------------------------------------------------------------

FORM W-9                        PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR AND ARE AWAITING RECEIPT OF YOUR TAXPAYER
DEPARTMENT OF THE TREASURY      IDENTIFICATION NUMBER [_]
INTERNAL REVENUE SERVICE
                                ----------------------------------------------------------------------------------------------------

                                CERTIFICATION - Under penalties of perjury, I certify that:
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION         (1)     The number shown on this form is my correct Taxpayer Identification Number (or I am waiting
NUMBER AND CERTIFICATION                for a  Taxpayer Identification Number to be issued to me), and
FOR PAYEES EXEMPT FROM
BACKUP WITHHOLDING (SEE         (2)     I am not subject to backup withholding either because I have not been notified by the
GUIDELINES FOR                          Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a
CERTIFICATION OF TAXPAYER               failure to report all interest or dividends, or the IRS has notified me that I am no longer
IDENTIFICATION NUMBER OF                subject to backup withholding.
SUBSTITUTE FORM W-9)
                                You must cross out item (2) above if you have been notified by the IRS you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                PRINT YOUR NAME:____________________________________________________________________________________


                                ADDRESS:____________________________________________________________________________________________


                                SIGNATURE:__________________________________________________________________________________________


                                NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% ON ANY
                                PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE
                                ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

                                IF YOU CHECKED THE ABOVE BOX OF THIS SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING RECEIPT OF

                                YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION.

                                                 CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

                                I certify under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification
                                Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


                                SIGNATURE:__________________________________________________________________________________________


                                DATE:_______________________________________________________________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF
            (TOGETHER WITH THE OLD CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

- -----------------------------------------------------------   ----------------------------------------------------------------------

                                   Give the                                                         Give the EMPLOYER
For this type of account:          SOCIAL SECURITY             For this type of account:            IDENTIFICATION
                                   number of -                                                      number of -
- -----------------------------------------------------------   ----------------------------------------------------------------------
1.  An individual's account        The individual              9.  A valid trust, estate, or        Legal entity (do not furnish
                                                                   pension trust                    the identifying number of the
2.  Two or more individuals        The actual owner of the                                          personal representative or
    (joint account)                account or, if combined                                          trustee unless the legal entity
                                   funds, any one of the                                            itself is not designated in the
                                   individuals(1)                                                   account title)(5)

3.  Husband and wife (joint        The actual owner of the     10.  Corporate account               The corporation
    account)                       account or, if joint
                                   funds, either person(1)     11.  Religious, charitable, or       The organization
                                                                    educational organization
                                                                    account

4.  Custodian account of a         The minor(2)
    minor (Uniform Gift to                                     12.  Partnership account held in     The partnership
    Minors Act)                                                     the name of the business

5.  Adult and minor (joint         The adult or, if the minor
    account)                       is the only contributor,    13.  Association, club, or other     The organization
                                   the minor(1)                     tax-exempt organization

6.  Account in the name of         The ward, minor, or         14.  A broker or registered          The broker or nominee
    guardian or committee for      incompetent person(3)            nominee
    a designated ward, minor,
    or incompetent person                                      15.  Account with the Department     The public entity
                                                                    of Agriculture in the name
7.  a.  The usual revocable        The grantor-trustee(1)           of a public entity (such as
        savings trust account                                       a State or local government,
        (grantor is also trustee)                                   school district, or prison)
                                                                    that receives agricultural
                                                                    program payments
    b.  So-called trust            The actual owner(1)
        account that is not a
        legal or valid trust
        under State law

8.  Sole proprietorship account    The owner(4)
- -----------------------------------------------------------   ----------------------------------------------------------------------


(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name, and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name, and furnish such person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                    PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the
                                                        ===
following:

 . A corporation.

 . A financial institution.

 . An organization exempt from tax under section 501(a), or an individual retirement plan.

 . The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

 . An international organization or any agency, or instrumentality

 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 . A real estate investment trust.

 . A common trust fund operated by a bank under section 584(a).

 . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

 . An entity registered at all times under the Investment Company of 1940.

 . A foreign central bank of issue.


  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments of nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the U S. and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.


  Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals.

  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct tax payer identification number to the payer.

 . Payments of tax-exempt interest (including exempt interest dividends under section 852).

 . Payments described in section 6049(b)(5) to nonresident aliens.

 . Payments on tax-free covenant bonds under section 1451.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each failure unless your failure is due to reasonable cause and not wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                       21